Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT
THIS THIRD AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AND SECURITY AGREEMENT (this "Amendment") is made as of May 1, 2015 (the "Effective Date"), by and among (i) HCP AUR1 California A Pack, LLC, a Delaware limited liability company, HCP EMOH, LLC, a Delaware limited liability company, HCP Hazel Creek, LLC, a Delaware limited liability company, HCP MA2 California, LP, a Delaware limited partnership, HCP MA2 Massachusetts, LP, a Delaware limited partnership, HCP MA2 Ohio, LP, a Delaware limited partnership, HCP MA2 Oklahoma, LP, a Delaware limited partnership, HCP MA3 California, LP, a Delaware limited partnership, HCP MA3 South Carolina, LP, a Delaware limited partnership, HCP MA3 Washington LP, a Delaware limited partnership, HCP Partners, LP, a Delaware limited partnership, HCP Senior Housing Properties Trust, a Delaware statutory trust, HCP SH ELP1 Properties, LLC, a Delaware limited liability company, HCP SH ELP2 Properties, LLC, a Delaware limited liability company, HCP SH ELP3 Properties, LLC, a Delaware limited liability company, HCP SH Lassen House, LLC, a Delaware limited liability company, HCP SH Mountain Laurel, LLC, a Delaware limited liability company, HCP SH Mountain View, LLC, a Delaware limited liability company, HCP SH River Valley Landing, LLC, a Delaware limited liability company, HCP SH Sellwood Landing, LLC, a Delaware limited liability company, HCP ST1 Colorado, LP, a Delaware limited partnership, HCP, Inc., a Maryland corporation ("HCP"), HCPI Trust, a Maryland real estate investment trust, Westminster HCP, LLC, a Delaware limited liability company, HCP Springtree, LLC, a Delaware limited liability company, HCP Ocoee, LLC, a Delaware limited liability company, HCP Port Orange, LLC, a Delaware limited liability company, HCP Beckett Lake, LLC, a Delaware limited liability company, HCP St. Augustine, LLC, a Delaware limited liability company, HCP Carrollwood, LLC, a Delaware limited liability company, HCP Oviedo, LLC, a Delaware limited liability company, HCP Wekiwa Springs, LLC, a Delaware limited liability company, HCP Oak Park, LLC, a Delaware limited liability company, HCP Cy-Fair, LLC, a Delaware limited liability company, HCP Friendswood, LLC, a Delaware limited liability company, HCP Irving, LLC, a Delaware limited liability company, and HCP Emfin Properties, LLC, a Delaware limited liability company (collectively, as their interests may appear, "Lessor"), (iii) Emeritus Corporation, a Washington corporation ("Emeritus"), Summerville at Hazel Creek, LLC, a Delaware limited liability company, Summerville at Prince William, Inc., a Delaware corporation, LH Assisted Living, LLC, a Delaware limited liability company, Summerville at Hillsborough, L.L.C., a New Jersey limited liability company, Summerville at Ocoee, Inc., a Delaware corporation, Summerville at Port Orange, Inc., a Delaware corporation, Summerville at Stafford, L.L.C., a New Jersey limited liability company, Summerville at Voorhees, L.L.C., a New Jersey limited liability company, Summerville at Westminster, Inc., a Maryland corporation, Summerville at Cy-Fair Associates, L.P., a Delaware limited partnership, Summerville at Friendswood Associates, L.P., a Delaware limited partnership, Summerville at St. Augustine, LLC, a Delaware limited liability company, Summerville at Irving Associates, L.P., a Delaware limited partnership, Summerville at Chestnut Hill, LLC, a Delaware limited liability company, Summerville 9, LLC, a Delaware limited liability company, Summerville at Carrollwood, LLC, a Delaware limited liability company, Summerville at Fox Run, LLC, a Delaware limited liability company, Summerville at Wekiwa Springs, LLC, a Delaware limited liability company, Summerville at Oak Park LLC, a Delaware limited liability company, The Estates of Oak Ridge LLC, a Delaware limited liability company, Summerville at Oviedo LLC, a

Delaware limited liability company, and Emeritus (collectively, jointly and severally, "Lessee"), and consented to by Brookdale Senior Living Inc. ("Guarantor"), with respect to the following:
RECITALS
A.            The Current Lessors, as "Lessor", and the Current Lessees, as "Lessee", are parties to that certain Amended and Restated Master Lease and Security Agreement dated as of August 29, 2014 (the "Original Lease"), as amended by that certain First Amendment to Amended and Restated Master Lease and Security Agreement and Option Exercise Notice dated as of December 29, 2014, between Brookdale and HCP (the "First Amendment") and that certain Second Amendment to Amended and Restated Master Lease and Security Agreement dated as of January 1, 2015 (the "Second Amendment", the Original Lease, as amended by the First Amendment and Second Amendment, the "Lease"), with respect to the Leased Property (as defined in the Lease).  All capitalized terms used and not defined in this Amendment shall have the meanings assigned to them in the Lease.
B.            Pursuant to the terms of that certain Guaranty of Obligations dated as of August 29, 2014, made by Guarantor in favor of the Current Lessors (the "Guaranty"), Guarantor has guaranteed the obligations of the Current Lessees under the Lease, as more particularly described therein.
C.            Pursuant to Section 31.4 of the Lease (as amended by the First Amendment and the Second Amendment), effective as of the Effective Date, Emeritus acquired the Facility commonly known as Emeritus at The Heritage located in Bridgeport, West Virginia (the "Heritage Facility").
D.            Lessor and Lessee have agreed to add an addendum to the Lease in order to include in the Lease certain provisions governing entrance fee facilities and related liabilities.
E.            Lessor and Lessee desire to amend the Lease (among other things) in order to effectuate the foregoing matters, all as more particularly set forth herein.
AMENDMENT
NOW THEREFORE, in consideration of the foregoing and the terms, covenants and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:
1.            Consummation of Purchase Option. Lessor and Lessee acknowledge and agree that effective as of the Effective Date, Emeritus acquired the Heritage Facility and that the Heritage Facility is thus no longer subject to the Lease.
2.            Addendum. The Addendum attached hereto as Exhibit A and by this reference made a part hereof is hereby added as an Addendum to the Lease.
3.            Miscellaneous.
2

(a)            Ratification and Confirmation of Lease.  This Amendment shall be deemed incorporated into the Lease and shall be construed and interpreted as though fully set forth therein.  As amended by this Amendment, the terms and provisions of the Lease are hereby ratified and confirmed in all respects.
(b)            Reaffirmation of Lease and Treatment Thereof.  Lessor and Lessee hereby acknowledge, agree and reaffirm that (i) except as otherwise expressly provided in the Lease (as hereby amended) to the contrary and for the limited purposes so provided, the Lease (as hereby amended) is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement and economic unit, and (ii) except as otherwise required by Legal Requirements or any accounting rules or regulations, the Lease (as hereby amended) shall be treated as an operating lease for all purposes and not as a synthetic lease, financing lease or loan, and Lessor shall be entitled to all the benefits of ownership of the Leased Property (including the Delayed Commencement Facilities), including depreciation for all federal, state and local tax purposes.
(c)            Conflicts.  In the event of any conflict between the provisions of this Amendment and those of the Lease, the provisions of this Amendment shall control.
(d)            Counterparts; Electronically Submitted Signatures.  This Amendment may be executed in any number of counterparts, each of which shall be a valid and binding original, but all of which together shall constitute one and the same instrument.  Signatures transmitted via facsimile or other electronic means (including emailed pdf files) may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by such signatures transmitted via facsimile or other electronic means.
(e)            Severability.  If any term or provision of this Amendment or any application thereof shall be held invalid or unenforceable, the remainder of this Amendment and any other application of such term or provision shall not be affected thereby.

[Signature Pages Follow]
3

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and attested by their respective officers thereunto duly authorized.
LESSEE:
Witness:	/s/ Elma Talbott	EMERITUS CORPORATION, a Washington corporation

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT HAZEL CREEK LLC, a Delaware limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT PRINCE WILLIAM, INC., a Delaware corporation

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	LH ASSISTED LIVING, LLC, a Delaware limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT HILLSBOROUGH, L.L.C. , a New Jersey limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT OCOEE, INC., a Delaware corporation

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT PORT ORANGE, INC., a Delaware corporation

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT STAFFORD, L.L.C., a New Jersey limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT VOORHEES, L.L.C., a New Jersey limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT WESTMINSTER, INC., a Maryland corporation

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT CY-FAIR ASSOCIATES, L.P. , a Delaware limited partnership

By: SUMMERVILLE AT CY-FAIR, LLC a Delaware limited liability company, its General Partner

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT FRIENDSWOOD ASSOCIATES, L.P. , a Delaware limited partnership

By: SUMMERVILLE AT FRIENDSWOOD, LLC, a Delaware limited liability company, its General Partner

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT ST. AUGUSTINE, LLC, a Delaware limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT IRVING ASSOCIATES LP , a Delaware limited partnership

By: SUMMERVILLE AT IRVING, LLC, a Delaware limited liability company, its General Partner

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT CHESTNUT HILL, LLC, a Delaware limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE 9 LLC, a Delaware limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT CARROLLWOOD, LLC, a Delaware limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT FOX RUN, LLC, a Delaware limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT WEKIWA SPRINGS LLC , a Delaware limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT OAK PARK LLC, a Delaware limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	THE ESTATES OF OAK RIDGE LLC, a Delaware limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT OVIEDO LLC, a Delaware limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

LESSOR:
Witness:	/s/ Elsa Bergstrom	HCP AUR1 CALIFORNIA A PACK, LLC, a Delaware limited liability company

By: HCP Partners, LP, a Delaware limited partnership, its member

Witness:	/s/ Sumie Branch	By: HCP MOB, Inc., a Delaware corporation, its general partner

		By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP EMOH, LLC, a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP HAZEL CREEK, LLC, a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP MA2 CALIFORNIA, LP, a Delaware limited partnership

HCP MA2 MASSACHUSETTS, LP, a Delaware limited partnership

Witness:	/s/ Sumie Branch	HCP MA2 OHIO, LP, a Delaware limited partnership
HCP MA2 OKLAHOMA, LP, a Delaware limited partnership
By: HCP MA2 GP Holding, LLC, a Delaware limited liability company, their general partner
		By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP MA3 CALIFORNIA, LP, a Delaware limited partnership

HCP MA3 SOUTH CAROLINA, LP, a Delaware limited partnership

Witness:	/s/ Sumie Branch	HCP MA3 WASHINGTON, LP, a Delaware limited partnership

By: HCP MA3 A Pack GP, LLC, a Delaware limited liability company, their general partner
		By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP PARTNERS, LP, a Delaware limited partnership

By: HCP MOB, Inc., a Delaware corporation, its general partner

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP SENIOR HOUSING PROPERTIES TRUST, a Delaware statutory trust

By: HCP Senior Housing Properties, LLC, a Delaware limited liability company, its managing trustee

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP SH ELDORADO HEIGHTS LLC, a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP SH ELP1 PROPERTIES, LLC, a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP SH ELP2 PROPERTIES, LLC, a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP SH ELP3 PROPERTIES, LLC, a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP SH LASSEN HOUSE, LLC, a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP SH MOUNTAIN LAUREL, LLC, a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP SH MOUNTAIN VIEW, LLC, a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP SH RIVER VALLEY LANDING, LLC, a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP SH SELLWOOD LANDING, LLC, a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP ST1 COLORADO, LP, a Delaware limited partnership

By: HCP ST1 Colorado GP, LLC, a Delaware limited liability company, its general partner

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP, INC., a Maryland corporation

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCPI TRUST, a Maryland real estate investment trust

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	WESTMINSTER HCP, LLC, a Delaware limited liability company

By: HCPI/TENNESSEE, LLC, a Delaware limited liability company, its sole member

By: HCP, INC., a Maryland corporation, its managing member

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom
HCP SPRINGTREE, LLC,
HCP OCOEE, LLC,
HCP PORT ORANGE, LLC ,
HCP BECKETT LAKE, LLC ,
HCP ST. AUGUSTINE, LLC,
HCP CARROLLWOOD, LLC ,
HCP OVIEDO, LLC ,
HCP WEKIWA SPRINGS, LLC ,
HCP OAK PARK, LLC ,
HCP CY-FAIR, LLC ,
HCP FRIENDSWOOD, LLC ,
HCP IRVING, LLC  and
HCP EMFIN PROPERTIES, LLC ,
each a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR
Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Amendment and (iii) agrees that its obligations under the Guaranty shall extend to Lessee's duties, covenants and obligations pursuant to the Lease, as hereby amended.

Signed, sealed and delivered in the presence of: /s/ Edward Hillard	BROOKDALE SENIOR LIVING INC., a Delaware corporation

/s/ Shane Colter	By:	/s/ H. Todd Kaestner
		Name: Title:	H. Todd Kaestner Executive Vice President

Guarantors' Signature Page to Third Amendment to Amended and Restated Master Lease and Security Agreement

Exhibit A
Addendum
(see attached)

Exhibit A to Third Amendment to Amended and Restated Master Lease and Security Agreement

(ENTRANCE FEE FACILITIES)

ADDENDUM TO MASTER LEASE DATED MAY 1, 2015
AMONG

HCP AUR1 California A Pack, LLC, HCP EMOH, LLC, HCP Hazel Creek, LLC, HCP MA2 California, LP, HCP MA2 Massachusetts, LP, HCP MA2 Ohio, LP, HCP MA2 Oklahoma, LP, HCP MA3 California, LP, HCP MA3 South Carolina, LP, HCP MA3 Washington LP, HCP Partners, LP, HCP Senior Housing Properties Trust, HCP SH ELP1 Properties, LLC, HCP SH ELP2 Properties, LLC, HCP SH ELP3 Properties, LLC, HCP SH Lassen House, LLC, HCP SH Mountain Laurel, LLC, HCP SH Mountain View, LLC, HCP SH River Valley Landing, LLC, HCP SH Sellwood Landing, LLC, HCP ST1 Colorado, LP, HCP, Inc., HCPI Trust, Westminster HCP, LLC, HCP Springtree, LLC, HCP Ocoee, LLC, HCP Port Orange, LLC, HCP Beckett Lake, LLC, HCP St. Augustine, LLC, HCP Carrollwood, LLC, HCP Oviedo, LLC, HCP Wekiwa Springs, LLC, HCP Oak Park, LLC, HCP Cy-Fair, LLC, HCP Friendswood, LLC, HCP Irving, LLC, and HCP Emfin Properties, LLC (collectively, as their interests may appear, " Lessor ")
AND
Emeritus Corporation, Summerville at Hazel Creek, LLC, Summerville at Prince William, Inc.,  LH Assisted Living, LLC, Summerville at Hillsborough, L.L.C., Summerville at Ocoee, Inc., Summerville at Port Orange, Inc., Summerville at Stafford, L.L.C., Summerville at Voorhees, L.L.C., Summerville at Westminster, Inc., Summerville at Cy-Fair Associates, L.P., Summerville at Friendswood Associates, L.P., Summerville at St. Augustine, LLC, Summerville at Irving Associates, L.P., Summerville at Chestnut Hill, LLC, Summerville 9, LLC, Summerville at Carrollwood, LLC, Summerville at Fox Run, LLC, Summerville at Wekiwa Springs, LLC, Summerville at Oak Park LLC, The Estates of Oak Ridge LLC, Summerville at Oviedo LLC (collectively, jointly and severally, " Lessee ")

48.1     Interpretation.  The provisions of this Addendum shall be included in and form a part of the Lease and shall supersede and override any other provision in the Lease to the extent the same are inconsistent.
48.2     Additional Defined Terms and Modifications to Defined Terms.  For all purposes of the Lease, except as otherwise expressly provided or unless the context otherwise requires, the
Addendum

terms defined in this Section 48.2 shall have the meanings assigned to them in this Section 48.2 and include the plural as well as the singular:
Current Entrance Fee Facility:  The Facility located in McMinnville, Oregon, commonly known as Hillside.
Entrance Fee Agreements: Any agreement entered into by Lessee (or its predecessor), on the one hand, and an Entrance Fee Resident, on the other hand, relating to the provision of any continuing life care services or benefits or the payment of any Entrance Fees.  Notwithstanding the foregoing, "Entrance Fee Agreements" shall not include any Non-Entrance Fee Occupancy Arrangements.
Entrance Fee Facility: Any Current Entrance Fee Facility or Prior Entrance Fee Facility.
Entrance Fee Facility Liabilities: At any point in time with respect to any Entrance Fee Facility, the total aggregate Entrance Fee Liabilities related to such Entrance Fee Facility and the Entrance Fee Residents thereof.
Entrance Fee Liabilities: At any point in time with respect to any Entrance Fee Resident, the aggregate liabilities owing to such Entrance Fee Resident under the applicable Entrance Fee Agreement with such Entrance Fee Resident, including the obligations to (a) refund any portion of Entrance Fees paid by such Entrance Fee Resident, (b) make available free or discounted resident services, care or health benefit days, or provide continuing life care services or benefits to such Entrance Fee Resident, all as determined in accordance with GAAP.
Entrance Fee Facility Liabilities Certificate:  An Officer's Certificate (a) setting forth the Entrance Fee Facility Liabilities for each Entrance Fee Facility as of any relevant period of time or date, together with all back-up material used in connection with calculating such Entrance Fee Liabilities, and (b) certifying that such Entrance Fee Facility Liabilities are true, accurate and correct as of such point in time and were prepared in accordance with GAAP ( i.e. , GAAP in effect as of the date of the Lease).
Entrance Fee Resident:  Any resident, tenant or occupant that is entitled to occupy any unit at any Entrance Fee Facility pursuant to an Entrance Fee Agreement, but specifically excluding a Non-Entrance Fee Occupant under a Non-Entrance Fee Occupancy Agreement.  For purposes of this Addendum, to the extent there is more than one individual living in a single unit pursuant to a single Entrance Fee Agreement, then such individuals shall be considered a single "Entrance Fee Resident" hereunder.
Entrance Fees: Any so-called "upfront entrance fees," deposits or other payments to Lessee (or its predecessor in interest) by any Entrance Fee Resident made (a) to assure such Entrance Fee Resident a place in an Entrance Fee Facility, and/or (b) in exchange for any form (whether limited or otherwise) of long-term life care benefits or services; provided, however that "Entrance Fees" shall not include (i) any monthly service fees paid by Entrance Fee Residents to Lessee in exchange for monthly services, (ii) any waiting list deposits or similar deposits made by prospective Entrance Fee Residents who have not yet entered into any Entrance Fee Agreements, or (iii) any rental or service fees in connection with a Non-Entrance Fee Occupancy
Addendum

Arrangement.
Non-Entrance Fee Occupancy Arrangements: Any non-commercial Occupancy Arrangement that does not constitute an Entrance Fee Agreement, including, for example, a residency license or lease agreement to occupy a residential unit at an Entrance Fee Facility on a month-to-month or other limited-term basis and where such Non-Entrance Fee Occupant pays monthly rent and charges, but does not pay an Entrance Fee and is not entitled to life care services or benefits.
Non-Entrance Fee Occupant: Any Occupant under a Non-Entrance Fee Occupancy Arrangement.
Prior Entrance Fee Facility: The Facility located in Bridgeport, West Virginia, commonly known as Maplewood.
Terminated Entrance Fee Facility: Any Entrance Fee Facility for which the Lease or any New Lease or New Master Lease has expired or has otherwise earlier terminated (including following an Event of Default and the exercise by Lessor of any of its remedies provided for in Article XVI or otherwise provided by law).
48.3     Entrance Fee Agreements.  So long as no Event of Default has occurred under the Lease, Lessee may, in its commercially prudent judgment enter into Entrance Fee Agreements with respect to the Current Entrance Fee Facility; provided, however, that: (a) Lessee shall enter into any Entrance Fee Agreements solely for Lessee's own account and not for the account of Lessor; (b) Lessee shall continue to comply with, and shall remain directly and primarily liable to Lessor under, the Lease; (c) in no event shall Lessor's rights or Lessee's obligations under the Lease be discharged or diminished in any way; and (d) no Entrance Fee Agreement shall at any time create any obligation of Lessor to any party to an Entrance Fee Agreement.
48.4     Entrance Fee Liabilities.
48.4.1     The Entrance Fee Facility Liabilities for each Entrance Fee Facility shall not exceed the applicable maximum amount set forth on  Appendix A  attached hereto and made a part hereof.
48.4.2     Within twenty (20) days following request by Lessor, in addition to the statements required pursuant to Section 25.1 of the Lease, Lessee shall deliver to Lessor an Entrance Fee Facility Liabilities Certificate.
48.4.3     At any time, at Lessor's option exercised (a) not more often than one time per fiscal quarter and/or (b) upon the expiration or earlier termination of the Lease with respect to any Terminated Entrance Fee Facility, Lessor shall have the right, at Lessor's expense, to conduct a review and/or audit of Entrance Fee Facility Liabilities with respect to any applicable Entrance Fee Facility, and Lessee agrees to reasonably cooperate and make available at Lessee's offices such of its officers, employees and/or consultants as may be reasonably required by Lessor for purposes of reviewing and/or auditing such Entrance Fee Facility Liabilities.
Addendum

48.4.4     Notwithstanding anything herein to the contrary, during the entire Term all Entrance Fee Facility Liabilities shall be solely the liabilities and obligations of Lessee, and not the liabilities and obligations of Lessor.

48.5     Indemnity.  The following shall be inserted as clause "vii" of Section 23.1 of the Lease and shall be included in the definition of "Indemnified Liabilities":
"(vii) any Entrance Fee Liabilities".
[Signature pages follow]

Addendum

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed and their respective corporate seals to be hereunto affixed and attested by their respective officers thereunto duly authorized as of this 1st day of May, 2015.

LESSEE:
Witness:	/s/ Elma Talbott	EMERITUS CORPORATION, a Washington corporation

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT HAZEL CREEK LLC, a Delaware limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT PRINCE WILLIAM, INC., a Delaware corporation

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	LH ASSISTED LIVING, LLC, a Delaware limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT HILLSBOROUGH, L.L.C. , a New Jersey limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT OCOEE, INC., a Delaware corporation

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT PORT ORANGE, INC., a Delaware corporation

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT STAFFORD, L.L.C., a New Jersey limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT VOORHEES, L.L.C., a New Jersey limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT WESTMINSTER, INC., a Maryland corporation

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT CY-FAIR ASSOCIATES, L.P. , a Delaware limited partnership

By: SUMMERVILLE AT CY-FAIR, LLC a Delaware limited liability company, its General Partner

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT FRIENDSWOOD ASSOCIATES, L.P. , a Delaware limited partnership

By: SUMMERVILLE AT FRIENDSWOOD, LLC, a Delaware limited liability company, its General Partner

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT ST. AUGUSTINE, LLC, a Delaware limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT IRVING ASSOCIATES LP , a Delaware limited partnership

By: SUMMERVILLE AT IRVING, LLC, a Delaware limited liability company, its General Partner

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT CHESTNUT HILL, LLC, a Delaware limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE 9 LLC, a Delaware limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT CARROLLWOOD, LLC, a Delaware limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT FOX RUN, LLC, a Delaware limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT WEKIWA SPRINGS LLC , a Delaware limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT OAK PARK LLC, a Delaware limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	THE ESTATES OF OAK RIDGE LLC, a Delaware limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

Witness:	/s/ Elma Talbott	SUMMERVILLE AT OVIEDO LLC, a Delaware limited liability company

Witness:	/s/ Dawn M. Reichert	By:	/s/ H. Todd Kaestner
			Name: Title:	H. Todd Kaestner Executive Vice President

LESSOR:
Witness:	/s/ Elsa Bergstrom	HCP AUR1 CALIFORNIA A PACK, LLC, a Delaware limited liability company

By: HCP Partners, LP, a Delaware limited partnership, its member

Witness:	/s/ Sumie Branch	By: HCP MOB, Inc., a Delaware corporation, its general partner

		By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP EMOH, LLC, a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP HAZEL CREEK, LLC, a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP MA2 CALIFORNIA, LP, a Delaware limited partnership

HCP MA2 MASSACHUSETTS, LP, a Delaware limited partnership

Witness:	/s/ Sumie Branch	HCP MA2 OHIO, LP, a Delaware limited partnership

HCP MA2 OKLAHOMA, LP, a Delaware limited partnership

By: HCP MA2 GP Holding, LLC, a Delaware limited liability company, their general partner

		By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP MA3 CALIFORNIA, LP, a Delaware limited partnership

HCP MA3 SOUTH CAROLINA, LP, a Delaware limited partnership

Witness:	/s/ Sumie Branch	HCP MA3 WASHINGTON, LP, a Delaware limited partnership

By: HCP MA3 A Pack GP, LLC, a Delaware limited liability company, their general partner

		By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP PARTNERS, LP, a Delaware limited partnership

By: HCP MOB, Inc., a Delaware corporation, its general partner

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP SENIOR HOUSING PROPERTIES TRUST, a Delaware statutory trust

By: HCP Senior Housing Properties, LLC, a Delaware limited liability company, its managing trustee

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP SH ELDORADO HEIGHTS LLC, a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP SH ELP1 PROPERTIES, LLC, a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP SH ELP2 PROPERTIES, LLC, a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP SH ELP3 PROPERTIES, LLC, a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP SH LASSEN HOUSE, LLC, a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP SH MOUNTAIN LAUREL, LLC, a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP SH MOUNTAIN VIEW, LLC, a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP SH RIVER VALLEY LANDING, LLC, a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP SH SELLWOOD LANDING, LLC, a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP ST1 COLORADO, LP, a Delaware limited partnership

By: HCP ST1 Colorado GP, LLC, a Delaware limited liability company, its general partner

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCP, INC., a Maryland corporation

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	HCPI TRUST, a Maryland real estate investment trust

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom	WESTMINSTER HCP, LLC, a Delaware limited liability company

By: HCPI/TENNESSEE, LLC, a Delaware limited liability company, its sole member

By: HCP, INC., a Maryland corporation, its managing member

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

Witness:	/s/ Elsa Bergstrom
HCP SPRINGTREE, LLC,
HCP OCOEE, LLC,
HCP PORT ORANGE, LLC ,
HCP BECKETT LAKE, LLC ,
HCP ST. AUGUSTINE, LLC,
HCP CARROLLWOOD, LLC ,
HCP OVIEDO, LLC ,
HCP WEKIWA SPRINGS, LLC ,
HCP OAK PARK, LLC ,
HCP CY-FAIR, LLC ,
HCP FRIENDSWOOD, LLC ,
HCP IRVING, LLC  and
HCP EMFIN PROPERTIES, LLC ,
each a Delaware limited liability company

Witness:	/s/ Sumie Branch	By:	/s/ Kendall K. Young
			Name: Title:	Kendall K. Young Executive Vice President

ADDENDUM – APPENDIX A
MAXIMUM ENTRANCE FEE FACILITY LIABILITIES

Entrance Fee Facility	Maximum Entrance Fee Facility Liabilities
Hillside

$15,000,000, which amount shall automatically be
increased upon the expiration of each Lease Year
during the Term (from and after the expiration of
the first (1st) Lease Year) by a percentage equal
to the CPI Increase

Maplewood	$996,110